Vanguard Alternative Strategies Fund

Supplement to the Prospectus dated February 22, 2018

Please note that the equity index futures investment strategy of the Fund will not be operational until on or around March 28, 2018. Until that time, the Fund will be evenly allocated to the other five investment strategies: long/short equity, event driven, fixed income relative value, currency, and commodity basis.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 1298B 022018